                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Telenetics Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------

        (2)      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------

        (4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------

        (5)      Total fee paid:

                 ---------------------------------------------------

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

                 -----------------------------------------------------

        (2)      Form, Schedule or Registration Statement No.:

                 -----------------------------------------------------

        (3)      Filing Party:

                 -----------------------------------------------------

        (4)      Date Filed:

                 -----------------------------------------------------

                             TELENETICS CORPORATION
                            26772 VISTA TERRACE DRIVE
                              LAKE FOREST, CA 92630




                                                                    May 10, 1999



To Our Shareholders:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Telenetics Corporation (the "Company") which will be held at 2:00 p.m. on June 4, 1999, at the Hampton Inn, 27102 Town Center Drive, Foothill Ranch, California 92610 (the "Annual Meeting"). All holders of the Company's outstanding common stock as of April 16, 1999 are entitled to vote at the Annual Meeting.

         Enclosed is a copy of the Notice of Annual Meeting of Shareholders, proxy statement and proxy card. A current report on the business operations of the Company will be presented at the meeting, and shareholders will have an opportunity to ask questions.

         We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                           Sincerely,

                                           /S/ MICHAEL ARMANI

                                           Michael A. Armani
                                           President and Chief Executive Officer

                             TELENETICS CORPORATION
                            26772 VISTA TERRACE DRIVE
                              LAKE FOREST, CA 92630



                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 4, 1999


         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Telenetics Corporation, a California corporation (the "Company"), will be held at 2:00 p.m. local time, on June 4, 1999, at the Hampton Inn, 27102 Town Center Drive, Foothill Ranch, California 92610 (the "Annual Meeting") for the following purposes:

         1.       To elect five directors to the Board of Directors;

         2.       To approve adoption of the Company's 1998 Stock Option Plan;

         3. To approve the selection of BDO Seidman, LLP as the Company's independent certified public accountants and to audit the financial statements of the Company for the fiscal year beginning January 1, 1999; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 16, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                           By Order of the Board of Directors

                                           /S/ MICHAEL ARMANI

                                           Michael A. Armani
                                           President and Chief Executive Officer

Dated: April 30, 1999

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                             TELENETICS CORPORATION
                            26772 VISTA TERRACE DRIVE
                              LAKE FOREST, CA 92630


                                 PROXY STATEMENT

                       1999 ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 4, 1999

                                   ----------

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Telenetics Corporation (the "Company") for use at the 1999 Annual Meeting of Shareholders to be held at 2:00 p.m., local time, on June 4, 1999, at the Hampton Inn, 27102 Town Center Drive, Foothill Ranch, California 92610 (the "Annual Meeting"), and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "for" the election as directors of the five nominees listed thereon. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Annual Meeting in person.

         At the close of business on April 16, 1999, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 9,527,165 shares of Common Stock, no par value per share ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. In voting for directors, however, if any shareholder gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes, then each shareholder has the right to cumulate votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected (i.e., five) multiplied by the number of shares which the shareholder is entitled to vote. Discretionary authority to cumulate votes and distribute such votes among some or all of the nominees if cumulative voting is invoked by any shareholder is solicited by the Board of Directors. Only shareholders of record at the close of business on April 16, 1999 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

         Under California law and the Company's Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Generally, if a quorum is present, the affirmative vote of a majority of the shares represented and voting on any matter will constitute the act of the shareholders provided the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the votes "against" the proposal.

         The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about May 10, 1999 to all shareholders entitled to vote at the Annual Meeting.

         The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

         Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the five nominees listed below unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the person named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors. All of the nominees for director, except Messrs. Finamore and Povinelli, are, at present, directors of the Company.

         The following table sets forth certain information with respect to (i) each nominee for director of the Company, (ii) the named executive officers in the Summary Compensation Table on page 8 and (iii) all director nominees and executive officers of the Company as a group at April 12, 1999, including the number of shares of Common Stock beneficially owned by each of them. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission ("Commission").

                                                              AMOUNT AND NATURE           PERCENT OF
                                                                OF BENEFICIAL              CLASS OF
     NAME OR                               DIRECTOR             OWNERSHIP OF               COMMON
IDENTITY OF GROUP(1)         AGE            SINCE              COMMON STOCK(1)              STOCK
--------------------         ---            -----              ---------------              -----

Michael A. Armani(2)          47             1993                   2,257,477               23.7%

Shala Shashani(2)             48             1996                   2,007,477               21.1%

George Levy, M.D.(3)          49             1998                     267,802                2.8%

Edmund P. Finamore            48               --                       --                    --

Thomas Povinelli(4)           39               --                     107,664                1.1%

All Director Nominees                                               4,640,420              48.35%
and executive officers
of the Company as a group
(5 persons)(4)


---------------

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days after April 12, 1999, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.
(2)   Executive officer of the Company.
(3) Includes an aggregate of 70,000 shares of Common Stock underlying two warrants to purchase Common Stock.
(4) Includes 80,000 shares of Common Stock owned by Gilman & Ciocia, Inc. (NASDAQ: GTAX), a corporation of which Mr. Povinelli is a director, the Chief Operating Officer and a major shareholder.

BUSINESS EXPERIENCE

NOMINEES FOR DIRECTOR

         MICHAEL A. ARMANI has served as President and as a member of the Board of Directors of the Company since July 1993. He assumed the positions of Chief Executive Officer and Chief Financial Officer and became Chairman of the Board in September 1996. Prior to joining the Company as the representative of investors of SMC Group ("SMC") in 1992, Mr. Armani was Vice President of SMC. Mr. Armani founded and managed an independent publishing company from 1984 to 1990 and has been engaged in entrepreneurial business and manufacturing concerns for over 20 years.

         SHALA SHASHANI has served as Secretary and as a member of the Board of Directors of the Company since September 1996. Ms. Shashani has been founder and owner of SMC, a consulting and human resources firm, since 1987. Ms. Shashani has over 16 years of managerial and consulting experience in the data communications industry.

         GEORGE LEVY, M.D. has served as a member of the Board of Directors since November 1998. Since 1981, Dr. Levy has practiced facial plastic and reconstructive surgery in Monroe, Michigan. Dr. Levy is a member of the board of directors of La-Z-Boy, Inc.

         EDMUND P. FINAMORE has served as an advisor to the Board of Directors of the Company since September 1998. Mr. Finamore is project manager of the Customer Advanced Reliability System(TM) at Duquesne Light Company, based in Pittsburgh, Pennsylvania.

         THOMAS POVINELLI has served as Chief Operating Officer and as a member of the board of directors of Gilman & Ciocia, Inc. (NASDAQ:GTAX), a preparer of federal, state and local income tax returns for individuals predominately in middle and upper income brackets, since November 1984. Mr. Povinelli is a registered representative of JT Securities and Royal Alliance.

ADVISOR TO THE BOARD OF DIRECTORS

         BRADLEY JACOBS has served as advisor to the Board of Directors of the Company since February 1999. Until January 1999, Mr. Jacobs served as the Assessor of Orange County, California, a position he held since 1975. Prior to that, Mr. Jacobs spent 23 years in various positions in private enterprises including, among others, senior scientist at Lockheed Aircraft Service, product manager at General Dynamics and western regional manager at duPont Glore Forgan. Mr. Jacobs holds a master of business economics degree from Claremont University and a B.S. in physics from Rensselaer Polytechnic Institute.

         CARL SHAIFER has served on the Board of Directors of the Company since September 1996 and is expected to become an advisor to the Board of Directors effective upon the election of his successor at the Annual Meeting. Mr. Shaifer is also Chairman of the Board of Directors of MicroLeague Multimedia, Inc. ("MMI"), a reporting company that manufactures educational and computer game software products. Mr. Shaifer has been a director of MMI since 1989. Mr. Shaifer has been involved in financial and managerial positions in the printing industry since 1960.

KEY EMPLOYEES

         DAVID L. STONE has served as Chief Financial Officer of the Company since April 1999. Prior to joining the Company, Mr. Stone held the positions of Vice President of Finance and Chief Financial Officer of SmartDisk Corporation from 1987 to 1998 and held a variety of executive positions, including Executive Vice President and Chief Financial Officer of Tylan General Inc., a manufacturer of process control instrumentation, from 1980 to 1997.

         DAVID BRAY has served as Director of Sales for Industrial Automation Markets since June 1995. Prior to joining the Company, Mr. Bray was Manager of Western Region Operation of GEC/Alsthom. He joined GEC/Alsthom in 1968.

         STEVE MITCHELL has served as Director of Operations since February 1998. He joined the Company in October 1996 as Director of Manufacturing. Prior to joining the Company, Mr. Mitchell served as Director of Manufacturing of Kofax, which he joined in 1987.

         WILLIAM KOSOFF has served as Director of Business Development since February 1998. Mr. Kosoff was one of the original founders of the Company in 1984 and has served in various positions, including President and Chairman of the Board. Mr. Kosoff rejoined the Company after working for five years as founder and President of Blue Line Communications.

         NELSON NGAI has served as Director of Engineering since April 1998. Prior to joining the Company, he was Director of Engineering at CPI since 1995. Prior to that Mr. Ngai served as Manager of Engineering at Calcomp for three years. Mr. Ngai has over 20 years of experience in design and management in the modem industry.

         All directors hold office until the next annual shareholders' meeting or until their respective successors are elected or until their earlier death, resignation or removal. Each officer of the Company serves at the discretion of the Board of Directors. Mr. Armani and Ms. Shashani were formerly husband and wife. There are no other family relationships between or among any other directors, officers or key employees of the Company.

BOARD OF DIRECTORS MEETINGS

         The Board of Directors of the Company held four meetings during the nine months ended December 31, 1998, and took action by unanimous written consent on three occasions.

COMMITTEES

         The Board of Directors has established a Compensation Committee and a Stock Option Committee. The Board of Directors has no audit committee or nominating committee. Selection of nominees for the Board of Directors is made by the entire Board of Directors.

         The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for employees and consultants of the Company. The Compensation Committee currently consists of Shala Shashani and Dr. George Levy. The Compensation Committee held no meetings during the nine months ended December 31, 1998.

         The Stock Option Committee selects the persons entitled to receive options under the Company's 1998 Stock Option Plan (the "1998 Plan") and establishes the number of shares, exercise price, vesting period and other terms of the options granted under the 1998 Plan. During the nine months ended December 31, 1998, the Stock Option Committee consisted of Michael Armani, Shala Shashani and Carl Shaifer. The Stock Option Committee took action by unanimous written consent on three occasions during the nine months ended December 31, 1998. The Stock Option Committee currently consists of Michael Armani, Shala Shashani and Carl Shaifer.

DIRECTORS' COMPENSATION

         Beginning February 1999, the Company's directors became entitled to receive compensation for their services as directors at the rate of $500 per Board of Directors meeting, up to a maximum of $2,500 per fiscal year. In addition, directors may be reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings.

COMPLIANCE WITH BENEFICIAL OWNERSHIP REPORTING RULES

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Commission. Such officers, directors and shareholders are required by Commission regulations to furnish the Company with copies of all such reports that they file.

         Based solely upon a review of copies of such reports furnished to the Company during the nine months ended December 31, 1998 and thereafter, or any written representations received by the Company from a director, officer or beneficial owner of more than 10% of the Company's Common Stock ("reporting persons") that no other reports were required, the Company believes that, during the nine months ended December 31, 1998, all Section 16(a) filing requirements applicable to the Company's reporting persons were complied with, except that Shala Shashani inadvertently failed to file a Form 4 with respect to the exercise in October 1998 of an option to purchase 300,000 shares of Common Stock and the acquisition and exercise in October 1998 of a warrant to purchase 50,000 shares of Common Stock, and Dr. Levy inadvertently failed to report on his Form 3 for November 13, 1999 his ownership of a warrant to purchase 50,000 shares of Common Stock. Ms. Shashani filed a late Form 4 on or about May 3, 1999 and Dr. Levy is in the process of preparing and filing an amended Form 3 to reflect the foregoing.

PRINCIPAL SHAREHOLDERS

         The following table sets forth as of April 12, 1999, the identity of each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and the respective beneficial ownerships of those persons.

                                          AMOUNT AND NATURE
NAME AND ADDRESS                        OF BENEFICIAL OWNERSHIP            PERCENT OF CLASS
OF BENEFICIAL OWNER                       OF COMMON STOCK(1)               OF COMMON STOCK
-------------------                       ------------------               ---------------

Michael A. Armani                              2,257,477                        23.7%
26772 Vista Terrace Drive
Lake Forest, CA 92630

Shala Shashani(2)                              2,007,477                        21.1%
26772 Vista Terrace Drive
Lake Forest, CA 92630

All directors and executive
officers as a group (4 persons)(3)             4,833,647                        50.37%


---------------

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days after April 12, 1999 are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.
(2) Includes 400,000 shares of Common Stock held indirectly by Ms. Shashani through her children.
(3) Includes 70,000 shares of Common Stock underlying two warrants to purchase Common Stock.

EXECUTIVE COMPENSATION

         There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company of the Company's Chief Executive Officer (the "Named Executive Officer") during the fiscal years ended March 31, 1997 and 1998 and the nine months ended December 31, 1998. There are no other executive officers whose annual salary and bonus compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                  Annual Compensation                Long-Term Compensation
                                           -----------------------------------     ---------------------------
                                                                                       Awards         Payouts
                                                                       Other
                                                                       Annual        Securities      All Other
                                                                       Compen-       Underlying       Compen-
       Name and                             Salary        Bonus       sation(2)       Options         sation
 Principal Position            Year          ($)           ($)           ($)             (#)             ($)
 ------------------            ----          ---           ---           ---             ---             ---
Michael A. Armani              1998(1)     112,500        3,125           --               --             --
  President and Chief          1998        117,500          400           --               --             --
  Executive Officer            1997        120,000           --           --          600,000 (3)         --

---------------
(1)  For the nine months ended December 31, 1998.
(2) The costs of certain benefits are not included because they did not exceed, in the case of the Named Executive Officer, the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.
(3) Figure has been adjusted to reflect the one-for-five reverse stock split that was subsequently effected on January 8, 1999.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         Shown below is information with respect to the number of shares of the Company's Common Stock acquired upon exercise of options, the value realized therefor, the number of unexercised options at December 31, 1998 and the value of unexercised in-the-money options at December 31, 1998 for the Company's Named Executive Officer in the Summary Compensation Table above. The Company's Named Executive Officer did not hold any stock appreciation rights during the nine months ended December 31, 1998.


                                                           Number of Securities
                                                               Underlying
                                                               Unexercised            Value of Unexercised
                          Shares                            Options at Fiscal         In-the-Money Options
                       Acquired on          Value               Year-End (#)          at Fiscal Year-End ($)
    Name               Exercise (#)      Realized ($)     Exercisable/Unexercisable  Exercisable/Unexercisable
    ----               ------------      ------------     -------------------------  -------------------------
Michael A. Armani       600,000           $240,000                  ---                        ---

Shala Shashani          300,000              $0                     ---                        ---

EMPLOYMENT AGREEMENTS

         The Company's Board of Directors has approved an annual salary of $150,000 for Michael A. Armani, the Company's President and Chief Executive Officer, commencing January 1, 1998. In addition, David Stone, the Company's Chief Financial Officer, accepted effective as of April 19, 1999 a written employment offer providing for an annual salary of $130,000 and the right to receive grants of options to purchase the Company's Common Stock in the future. The Company has no other written employment agreements with any of its employees.

                       APPROVAL OF 1998 STOCK OPTION PLAN
                                  (Proposal 2)

1998 STOCK OPTION PLAN

         In August 1998, the Board of Directors adopted the 1998 Plan by action taken without a meeting of the directors by written consent. The 1998 Plan is designed to enable the Company to offer an incentive based compensation system to key employees, officers and directors of the Company and to employees of companies who do business with the Company. The 1998 Plan provides for the grant of incentive stock options ("ISOs") and nonqualified stock options ("NQOs") (ISOs and NQOs, collectively called "Options"). As of April 12, 1999, the Company had a total of 9 employees, officers and directors eligible to receive Options under the 1998 Plan.

         As of April 12, 1998, a total of 560,000 NQOs and ISOs granted under the 1998 Plan were outstanding.

         The following summary description of the 1998 Plan is qualified in its entirety by reference to the full text of the 1998 Plan. A copy of the 1998 Plan is attached to this proxy statement as EXHIBIT A.

SHARES SUBJECT TO THE 1998 PLAN

         A total of 1,000,000 shares of the Company's Common Stock are authorized for issuance under the 1998 Plan. Any shares of Common Stock which are subject to an award but are not used because the terms and conditions of the award are not met, or any shares which are used by participants to pay all or part of the purchase price of any Option, may again be used for awards under the 1998 Plan.

ADMINISTRATION

         The 1998 Plan is administered by a Committee ("Committee") of not less than two nor more than five persons appointed by the Board of Directors, each of whom must be a director of the Company. It is the intent of the 1998 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Exchange Act. The Committee currently is comprised of Michael Armani, Shala Shashani and Carl Shaifer.

         The Committee is empowered to select those eligible persons to whom Options shall be granted under the 1998 Plan; to determine the time or times at which each Option shall be granted, whether Options will be ISOs or NQOs, and the number of shares to be subject to each Option; and to fix the time and manner in which each such Option may be exercised, including the exercise price and option period, and other terms and conditions of such Options, all subject to the terms and conditions of the 1998 Plan. The Committee has sole discretion to interpret and administer the 1998 Plan, and its decisions regarding the 1998 Plan are final.

OPTION TERMS

         ISOs granted under the 1998 Plan must have an exercise price of not less than 100% of the fair market value of the Common Stock on the date the ISO is granted and must be exercised within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of the Company on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 1998 Plan must have an exercise price of not less than 85% of the fair market value of the Common Stock on the date the NQO is granted.

         Options may be exercised during a period of time fixed by the Committee except that no Option (other than an ISO granted to a shareholder owning more than 10% of the voting securities of the Company) may be exercised more than ten years after the date of grant. In the discretion of the Committee, payment of the purchase price for the shares of stock acquired through the exercise of an Option may be made in cash, shares of the Company's Common Stock or a combination of cash and shares of the Company's Common Stock.

AMENDMENT AND TERMINATION

         The 1998 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board of Directors. The Board of Directors may not (i) materially impair any outstanding Options without the express consent of the optionee or (ii) materially increase the number of shares subject to the 1998 Plan, materially increase the benefits acquiring to optionees under the 1998 Plan, materially modify the requirements as to eligibility to participate in the 1998 Plan or alter the method of determining the Option exercise price without shareholder approval. No Option may be granted under the 1998 Plan after July 31, 2008.

FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a brief summary of some of the federal income tax consequences relating to the exercise of NQOs and ISOs and the disposition of shares acquired upon exercise. The summary is necessarily incomplete, and the tax laws and regulations described are subject to change. Holders of Options should consult a tax adviser before exercising the Options or disposing of the shares acquired upon exercise.

         NQOS.

         Holders of NQOs do not realize income as a result of a grant of the Option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of Common Stock on the date of exercise of the NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

         In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his Option.

         ISOS.

         Holders of ISOs will not be considered to have received taxable income upon either the grant of the Option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the Option exercise price paid if no disposition of the shares has taken place within either (a) two years from the date of grant of the Option or (b) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of (1) the fair market value of the Option stock minus the Option price, or (2) the amount realized minus the Option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. The Company will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the Option shares.

         Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the Option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the Option exercise.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the 1998 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of the Company. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         In addition, Options may, in the discretion of the Committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Board of Directors, such an acceleration provision merely ensures that optionees under the 1998 Plan will be able to exercise their Options as intended by the Board of Directors and shareholders of the Company prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The Board of Directors is, however, presently unaware of the possibility of any hostile takeovers involving the Company.

REQUIRED VOTE OF SHAREHOLDERS

         The favorable vote of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting is required to approve the 1998 Plan. As noted, the Board approved the 1998 Plan. Shareholders should be aware, however, that the Board may be viewed as having a conflict of interest in approving, and recommending that shareholders approve, the 1998 Plan. If the 1998 Plan is approved by the shareholders, Options granted under the 1998 Plan, including those granted to directors or director nominees of the Company, will be confirmed.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 1998 PLAN.

                              INDEPENDENT AUDITORS
                                  (Proposal 3)

         The Board of Directors has selected the independent certified public accounting firm of BDO Seidman, LLP to audit and comment on the Company's financial statements for the fiscal year ending December 31, 1999, and to conduct whatever audit functions are deemed necessary pursuant thereto. BDO Seidman, LLP audited the Company's financial statements for the nine months ended December 31, 1998 included in the Company's latest Form 10-KSB.

         It is anticipated that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions, if any, concerning their engagement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On September 15, 1993, the Company's Board of Directors approved a compensation package for Michael Armani which included a bonus of $60,000 for his services from January 1, 1992 to that date; a salary of $72,000 per annum effective April 1, 1993, with authority for increases to $120,000 per annum at unspecified later date(s); and future bonuses equal to 2% of the Company's annual gross profits. Amounts due under the package were deferred based on the financial condition of the Company, and an option good through December 31, 1996 to convert all or any portion of deferred salary, bonuses and any approved expenses to shares of Common Stock at the rate of $0.01 per share was granted. Through December 31, 1995, Mr. Armani received certain advances against reimbursement of expenses as well as against the above compensation package. Since January 1, 1996, he has received a regular salary at the rate of $120,000 per annum. From April 1, 1993 through July 31, 1996, the total amount of payments to Mr. Armani other than salary amounted to $75,900. The Company and Mr. Armani agreed that the total amount of deferred salary, bonuses and unpaid approved expenses as of July 31, 1996 amounted to $300,000, which Mr. Armani agreed to convert to 3,000,000 shares of Common Stock and an option to acquire an additional 3,000,000 shares at $0.01 per share which Mr. Armani exercised in July 1998 (prior to the Company's one-for-five reverse stock split that was effected in January 1999). In addition there have been advances between the Company and Mr. Armani during the year ended December 31, 1998. As of December 31, 1998, Mr. Armani was indebted to the Company in the net amount of $106,362. Effective January 1, 1998, Mr. Armani's salary was increased to $150,000 per annum.

         In 1994, the Company was ordered to vacate the premises upon which the Company's facilities are located as a result of a legal action between the Company and its landlord. To avoid a potentially serious disruption of the Company's activities that could have resulted from an eviction, SMC Group, a consulting and human resource group owned by Ms. Shashani ("SMC"), acquired the premises in July 1994 and leased them to the Company. As of December 31, 1998, no unpaid rents were due under this arrangement.

         In May 1995, SMC established a credit card merchant account for the exclusive benefit of the Company. During the nine months ended December 31, 1998, the Company deposited into this account $44,969 in revenue received in the form of credit card charges. Funds deposited in that account are either transferred to the Company's other bank accounts or otherwise expended for its benefit. The results of the transactions through such account are included in the Company's financial statements.

         In September 1996, the Company, SMC and SMC Communications Group, Inc. entered into a compromise agreement and mutual release that reduced the number of shares of the Company's Common Stock that SMC was entitled to receive in connection with SMC's investments in the Company. The compromise agreement was amended in December 1997. Pursuant to the amended compromise agreement, 1,000,000 shares of the Company's Common Stock were issued to SMC and its assignees in March 1998.

         In connection with the amended compromise agreement, the Company agreed to enter into a technology transfer agreement with SMC whereby SMC transferred all right, title and interest in certain products sold by the Company. In exchange, the Company issued SMC a five-year warrant to purchase 300,000 shares of common stock at an exercise price of $.50. In October 1998, the outstanding SMC balance was reduced by $150,000 to exercise the warrant for 300,000 shares of common stock. In addition, $125,000 of the outstanding SMC loan balance was converted into a subordinated promissory note with an attached warrant to purchase shares of Common Stock. The warrant was exercised immediately by converting $50,000 of the subordinated promissory note to Common Stock.

         In November 1997, the Company loaned $30,000 to the Company's President and Chief Executive Officer, Michael A. Armani, pursuant to a promissory note which was due and payable on November 29, 1998, together with accrued interest at a rate of 7% per annum. All amounts outstanding under this promissory note were paid in full in December 1998.

         The Company's current executive offices occupy approximately 6,675 square feet of leased space at 26772 Vista Terrace Drive, Lake Forest, California 92630. The Company leases this space from SMC under a lease agreement with an initial lease term that expires on July 31, 1999 and an option to extend for an additional year. The annual rental presently is $78,000 under the terms of the lease.

         On April 12, 1999, the Company entered into an agreement with an unrelated party to lease a new corporate and manufacturing facility of approximately 26,232 square feet of space located at 25111 Arctic Ocean, Lake Forest, California 92630. The lease has an initial term of five years and one five-year option to extend. The initial monthly base rent is $23,871, and the lease includes an annual 3% rent escalation provision. The lease also provides for certain options for the Company to purchase the building, which options are transferable by the Company independent of the Company's other rights and obligations under the lease. In connection with the lease, Mr. Armani executed a performance guarantee of the Company's obligations under the lease. If the Company were to default under the lease, Mr. Armani could be held liable for payment of the Company's $175,000 tenant improvement allowance, all tenant improvement amounts in excess of $450,000, two years of base rent under the lease plus the landlord's brokerage commission expenses and costs of enforcing the guarantee.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                               FORM 10-KSB REPORT

         A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-KSB is available without charge to shareholders and may be obtained by writing to Investor Relations Department, Telenetics Corporation, 26772 Vista Terrace Drive, Lake Forest, CA 92630.

                              SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next annual meeting must be received by the Company by December 31, 1999 in order to be considered for inclusion in the Company's proxy materials. Such proposals shall be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than March 25, 2000. If a shareholder fails to so notify the Company of any such proposal prior to such date, management of the Company will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in the Company's proxy statement).

                                                                       EXHIBIT A

                             TELENETICS CORPORATION

                             1998 STOCK OPTION PLAN


         1. PURPOSE OF THE PLAN. The purpose of this 1998 Stock Option Plan ("Plan") of Telenetics Corporation, a California corporation ("Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

         2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, that aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with the Rule 16b-3 requirements.

         3. ADMINISTRATION OF THE PLAN.

                  3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two nor more than five persons, who shall be directors of the Company.

                  3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in SECTION 7. The option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3; provided, however, that in no event shall an Option vest at less than twenty percent (20%) per year over a consecutive five (5) year period.

                  3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt whatever rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. The vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

                  3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its shareholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

                  3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

         4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make whatever changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its shareholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in
SECTION 8, without shareholder approval.

         5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 1,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with SECTION 13, shall be substituted for shares of Common Stock or to which shares of Common Stock shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to those shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

         6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company or employees of companies that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether the option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in SECTION 10.3.

         7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, determines, as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an

Optionee, a written option agreement evidencing the Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of the Option. The option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of the resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or (b) approved by the entire Board or by the shareholders of the Company.

         8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the Company's Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of the ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding that date, or, if shares were not traded on that date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the last sale price for the Common Stock on the day immediately preceding that date as reported by Nasdaq or the successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the closing bid price for the Common Stock on that date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

         9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of the ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of the limit, shall be deemed to be NQOs.

         10. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

                  10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% shareholder at the date on which the Option is granted as described in SECTION 8.

                  10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee.

                  10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company terminates for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 15), he or she may, at any time before the expiration of three months after termination or before expiration of the Option, whichever first occurs, exercise the Option (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); (ii) if the Employee Optionee's employment terminates due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), the Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of 12 months after termination or before expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him or her at the date of his or her death shall be exercisable by his or her legal representative(s), legatee(s), or heir(s), or by his or her beneficiary or beneficiaries so designated by him or her, as the case may be, within 12 months after his or her death or before the expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of his or her death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 14, his or her Option shall terminate immediately upon termination of employment, and the Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct which (1) injures or impairs the reputation, goodwill, or business of the Company; (2) involves the misappropriation of funds of the Company, or the misuse of data, information or documents acquired in connection with employment by the Company; or (3) violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

         11. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

                  11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing the Option, by giving written notice of exercise to the Company at its principal executive office.

                  11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, the exercise notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

                  11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of the shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of SECTION 8.

                  11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of that person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that the restriction is not necessary under then pertaining law. The providing of the representation and the restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan if, at the time of grant of the Option relating to receipt or upon receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of the shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of the shares.

                  11.5 SHAREHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to the record owner one or more duly issued stock certificates evidencing ownership. No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until that person has become the holder of record of the shares. Except as provided in SECTION 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date that person becomes the holder of record of the shares.

                  11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

         12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

         13. ADJUSTMENTS.

                  (a) If the outstanding Common Stock is hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of the event. The adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

                  (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

                  (c) In the event of a Reorganization (as hereinafter defined), then,

                           (i) If there is no plan or agreement with respect to
the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

                           (ii) If there is a Reorganization Agreement, and the
Reorganization Agreement specifically provides for the adjustment, change, conversion or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under the outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of the options and shares.

                  (d) The term "Reorganization" as used in this SECTION 13 means any reorganization, merger, consolidation, share exchange or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options or the shares subject thereto, in any Reorganization Agreement which it does adopt.

                  (e) The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during that period to exercise his or her option only to the extent that the option was exercisable on the date the notice was provided to the optionee.

                           Any adjustment to any outstanding ISO pursuant to
this SECTION 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan ("old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  (f) No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of the option, without the optionee's consent, unless it is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

                  (g) All adjustments and determinations under this SECTION 13 shall be made by the Committee in good faith in its sole discretion.

         14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by this agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

         15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, the exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon the exercise, then in that event, the exercise of the Option shall not be effective unless the withholding has been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in SECTION 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

         16. TERM OF PLAN.

                  16.1 EFFECTIVE DATE. Subject to shareholder approval, the Plan shall become effective as of August 1, 1998.

                  16.2 TERMINATION DATE. Except as to options granted and outstanding under the Plan prior to that time, the Plan shall terminate at midnight on July 31, 2008, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in SECTION 4.

         17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

         18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

         19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

                             TELENETICS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Telenetics Corporation ("Company") hereby constitutes and appoints Michael A. Armani, with the power to appoint his substitution, as attorney and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 1999 Annual Meeting of Shareholders of the Company to be held at the Hampton Inn, 27012 Town Center Drive, Foothill Ranch, California 92610 on June 4, 1999, at 2:00 p.m. local time, and at any adjournment thereof, upon the following:

     1. To elect five directors as follows:
           [ ]  FOR all nominees listed below,           [ ]   WITHHOLD AUTHORITY to vote for
                except as marked to the contrary below         all nominees listed below

        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

               Michael A. Armani    Shala Shashani    George Levy, M.D.

                         Edmund P. Finamore    Thomas Povinelli


     2. To consider and vote upon a proposal to adopt the Company's 1998 Stock Option Plan.

           [ ]  FOR approval       [ ]  AGAINST approval     [ ]  ABSTAIN


     3. To consider and vote upon a proposal to ratify the appointment of BDO Seidman, LLP as independent certified public accountants of the Company for the fiscal year beginning January 1, 1999.

           [ ]  FOR approval       [ ]  AGAINST approval     [ ]  ABSTAIN


     4. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment thereof.


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THE REVERSE ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

     Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                      DATED:
                                             -----------------------------------


                                      ------------------------------------------
                                      (Signature of Shareholder(s))

                                      ------------------------------------------
                                      (Print Name(s) Here)

                                  [ ] PLEASE CHECK IF YOU ARE PLANNING TO
                                      ATTEND THE ANNUAL MEETING.